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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

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                                    FORM 8-K

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                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 21, 1998


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                              FIRST HAWAIIAN, INC.
             (Exact name of registrant as specified in its charter)

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        DELAWARE                     0-7949                       99-0156159
(State of incorporation)    (Commission File Number)          (I.R.S. Employer
                                                             Identification No.)

           999 BISHOP STREET                                        96813
           HONOLULU, HAWAII                                       (Zip Code)
(Address of Principal Executive Offices)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (808) 525-7000




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ITEM 5. OTHER EVENTS

         On September 21, 1998, First Hawaiian, Inc. issued the press release attached hereto as an exhibit 99.1 which is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         (99.1)--Press Release.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRST HAWAIIAN, INC.



Date: September 21, 1998            By: /s/ Thomas P. Huber
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                                        Name:  Thomas P. Huber
                                        Title: Senior Vice President
                                               and General Counsel
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                                  EXHIBIT INDEX


Exhibit No.             Description
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99.1                    Press Release.